Exhibit 99.1
Press Release — For Immediate Release
July 20, 2010
CCFNB Bancorp, Inc. Reports Record Second Quarter 2010 Earnings
Bloomsburg, PA — CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the second quarter of 2010.
Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three months ended June 30, 2010 was $1,661,000 compared to $1,551,000 for the same period in 2009. On a year to date basis, net income for the six months ended June 30, 2010 was $3,201,000 compared to $3,094,000 for the same period in 2009. Earnings per share for the three months ended June 30, 2010 and 2009 were $.74 and $.68, respectively. Annualized return on average assets and return on average equity were 1.10% and 9.97% for the three months ended June 30, 2010 as compared to 1.09% and 9.97% for the same period of 2009. The return on average assets and return on average equity were 1.01% and 9.25% for the year ended December 31, 2009.
The net interest margin, tax effected, on interest earning assets was 3.77% as of June 30, 2010 as compared to 3.84% as of June 30, 2009.
Total assets increased $9.1 million to $611.6 million at June 30, 2010 from $602.5 million at December 31, 2009. Since the end of 2009, net loans increased $14.4 million, an increase of 4.4% . Total deposits increased $9.7 million while short term borrowings decreased $3.0 million since the end of 2009. Long term borrowings decreased $5.0 million since the end of 2009.
When compared to December 31, 2009, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $1.5 million to $64.1 million as of June 30, 2010. The current level of stockholders’ equity equated to a book value per share of $30.07 at June 30, 2010 as compared with $28.95 as of December 31, 2009. During the six months ended June 30, 2010 cash dividends of $0.58 per share were paid to stockholders compared to $0.48 for the comparable period of 2009. The current dividend represents an increase of 20.8% as compared to 2009 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 11.0% as compared to 10.8% as of December 31, 2009.
Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	June 30,	December 31,
(In Thousands)	2010	2009
ASSETS
Cash and due from banks	$26,249	$10,751
Interest-bearing deposits in other banks	32	116
Federal funds sold	2,431	592

Total cash and cash equivalents	28,712	11,459

Investment securities, available for sale, at fair value	196,953	220,266
Restricted securities, at cost	3,168	2,984
Loans,net of unearned income	344,804	330,489
Less: Allowance for loan losses	4,175	4,210

Loans, net	340,629	326,279
Premises and equipment, net	12,428	12,583
Accrued interest receivable	1,834	2,006
Cash surrender value of bank-owned life insurance	11,721	11,440
Investment in limited partnerships	1,689	687
Intangible Assets:
Core deposit	2,466	2,768
Goodwill	7,937	7,937
Prepaid FDIC assessment	1,765	2,037
Other assets	2,251	2,043

TOTAL ASSETS	$611,553	$602,489

LIABILITIES
Interest-bearing deposits	$413,769	$406,554
Noninterest-bearing deposits	58,200	55,734

Total deposits	471,969	462,288

Short-term borrowings	49,044	51,997
Long-term borrowings	10,126	15,128
Junior subordinate debentures	4,640	4,640
Accrued interest payable	732	859
Other liabilities	7,878	2,491

TOTAL LIABILITIES	544,389	537,403

STOCKHOLDERS’ EQUITY
Common stock, par value $1.25 per share; authorized 5,000,000 shares; issued 2,279,053 shares in 2010 and 2,270,850 shares in 2009	2,849	2,838
Surplus	27,749	27,539
Retained earnings	34,627	32,723
Accumulated other comprehensive income	3,101	2,523
Treasury stock, at cost; 45,500 shares in 2010 and 22,500shares in 2009	(1,162)	(537)

TOTAL STOCKHOLDERS’ EQUITY	67,164	65,086

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$611,553	$602,489

See accompanying notes to unaudited consolidated financial statements.

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2010	2009	2010	2009
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,756	$4,671	$9,433	$9,404
Tax-exempt	231	204	443	407
Interest and dividends on investment securities:
Taxable	1,677	2,015	3,538	4,227
Tax-exempt	100	105	205	192
Dividend and other interest income	11	11	21	37
Federal funds sold	—	1	1	6
Deposits in other banks	11	1	13	1

TOTAL INTEREST AND DIVIDEND INCOME	6,786	7,008	13,654	14,274

INTEREST EXPENSE
Deposits	1,499	1,920	3,036	3,933
Short-term borrowings	99	78	205	159
Long-term borrowings	101	150	226	287
Junior subordinate debentures	24	34	47	76

TOTAL INTEREST EXPENSE	1,723	2,182	3,514	4,455

NET INTEREST INCOME	5,063	4,826	10,140	9,819

PROVISION FOR LOAN LOSSES	160	160	470	220

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,903	4,666	9,670	9,599

NON-INTEREST INCOME
Service charges and fees	447	426	873	824
Gain on sale of loans	174	250	304	346
Earnings on bank-owned life insurance	107	114	223	217
Brokerage	73	51	162	107
Trust	168	160	339	312
Investment security losses	—	(61)	—	(61)
Interchange fees	213	184	408	348
Other	211	237	382	434

TOTAL NON-INTEREST INCOME	1,393	1,361	2,691	2,527

NON-INTEREST EXPENSE
Salaries	1,588	1,543	3,164	3,144
Employee benefits	427	400	898	834
Occupancy	276	254	569	561
Furniture and equipment	335	302	646	625
State shares tax	143	129	276	272
Professional fees	149	108	294	275
Director’s fees	65	70	132	141
FDIC assessments	150	366	297	438
Telecommunications	81	93	177	179
Amortization of core deposit intangible	151	168	302	336
Automated teller machine and interchange	138	115	268	242
Other	503	556	958	1,025

TOTAL NON-INTEREST EXPENSE	4,006	4,104	7,981	8,072

INCOME BEFORE INCOME TAX PROVISION	2,290	1,923	4,380	4,054
INCOME TAX PROVISION	629	372	1,179	960

NET INCOME	$1,661	$1,551	$3,201	$3,094

EARNINGS PER SHARE	$0.74	$0.68	$1.43	$1.37

CASH DIVIDENDS PER SHARE	$0.29	$0.24	$0.58	$0.48

WEIGHTED AVERAGE SHARES OUTSTANDING	2,233,227	2,256,348	2,238,305	2,255,202

See accompanying notes to the unaudited consolidated financial statements.

			Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Operating Highlights

Net income	$1,661	$1,540	$1,322	$1,461	$1,551
Net interest income	5,063	5,077	5,123	4,864	4,826
Provision for loan losses	160	310	495	310	160
Non-interest income	1,393	1,298	1,252	1,286	1,361
Non-interest expense	4,006	3,975	3,926	3,916	4,104

Financial Condition Data:

Total assets	$611,553	$606,084	$602,489	$592,898	$570,299
Loans, net	340,629	332,958	326,279	327,165	324,407
Intangibles	10,403	10,554	10,705	10,856	11,013
Total deposits
Noninterest-bearing	$58,200	$55,863	$55,734	$49,562	$49,978
Savings	65,169	60,982	58,072	55,431	57,303
NOW	67,858	71,137	71,396	64,846	66,062
Money Market	43,242	43,925	43,465	41,743	44,303
Time Deposits	237,500	236,349	233,621	231,076	224,182
Total interest-bearing deposits	413,769	412,393	406,554	393,096	391,850
Core deposits*	234,469	231,907	228,667	211,582	217,646

Selected Ratios

Net interest margin(YTD)	3.77%	3.80%	3.80%	3.77%	3.84%
Annualized return on average assets	1.10%	1.02%	0.91%	1.01%	1.09%
Annualized return on average equity	9.97%	9.30%	8.33%	9.31%	9.97%

Capital Ratios

Total risk-based capital ratio	17.79%	17.33%	17.62%	17.84%	17.80%
Tier 1 capital ratio	16.59%	16.20%	16.38%	16.65%	16.64%
Leverage ratio	9.76%	9.63%	9.82%	9.72%	9.71%

Asset Quality Ratios

Non-performing assets	$4,032	$4,374	$4,713	$6,595	$5,044
Allowance for loan losses	4,175	3,987	4,210	3,934	3,762
Allowance for loan losses to total loans	1.21%	1.18%	1.27%	1.19%	1.15%
Allowance for loan losses to non-performing loans	103.51%	98.56%	89.87%	63.30%	80.34%

Per Share Data

Earnings per share	$0.74	$0.69	$0.59	$0.65	$0.68
Dividend declared per share	0.29	0.29	0.28	0.27	0.24
Book value	30.07	29.51	28.95	28.74	27.90
Common stock price:
Bid	$26.25	$26.55	$26.35	$23.25	$21.25
Ask	27.25	28.00	27.22	24.50	21.50
Weighted average common shares	2,233,227	2,243,439	2,250,758	2,252,039	2,256,348

*	Core deposits are defined as total deposits less time deposits